Exhibit 10.9

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CLINICAL TRIAL AGREEMENT

This Clinical Trial Agreement (including any exhibits or appendices attached hereto, this “Agreement”) is made as of the date of last signature below (the “Effective Date”) by and between Regents of the University of Minnesota, a non-profit, educational, research and healthcare institution (“Institution”) with an address at 450 McNamara Alumni Center, 200 Oak Street SE, Minneapolis, MN 55455, and Magenta Therapeutics, Inc., a corporation having its principal place of business at 50 Hampshire Street, Cambridge, MA 02139 (“Sponsor”). Sponsor and Institution are herein referred to collectively as “Parties.” Individually, each of Sponsor and Institution is a “Party.”

WHEREAS, Sponsor is a for-profit organization that intends to conduct a sponsored multicenter clinical trial, described in 1.1 below, involving the use of certain diagnostic(s), drug(s), device(s), or biologic(s) provided by Sponsor;

WHEREAS, Cmed Inc. (“CRO”) is acting as clinical trial manager on behalf of Sponsor for the Study (as defined below);

WHEREAS, the Institution has appropriate facilities and personnel with the qualification, training, knowledge, and experience necessary to conduct such a clinical trial; and

WHEREAS, the Study contemplated by this Agreement is of mutual interest and benefit to Institution and Sponsor, and will further the instructional and research objectives of Institution in a manner consistent with its status as a nonprofit educational, research and health care institution;

NOW, THEREFORE, in consideration for the mutual promises made in this Agreement and for valid consideration, the Parties agree as follows:

1.	Scope of Agreement

1.1 Institution will undertake a sponsored multicenter clinical trial (“Study”) described in the protocol entitled, “A Phase 2, Single-arm, Open-label Study to Evaluate the Safety and Efficacy of MGTA-456 in Patients with Inherited Metabolic Disorders (IMD) Undergoing Hematopoietic Stem Cell (HSC) Transplantation (HSCT)” which is attached hereto and incorporated herein as Exhibit A (“Protocol”). Institution will only recruit subjects who conform to the Protocol’s inclusion and exclusion criteria and do not require serious deviations from the Protocol. The Study will be conducted at the Institution under the direction of Dr. Paul Orchard, an employee of Institution (“Principal Investigator”) in accordance with this Agreement and the Protocol. Principal Investigator will be responsible for the direction of the Study in accordance with applicable Institution policies, which Institution represents and certifies are not inconsistent with the terms of this Agreement or the Protocol. If, for any reason, he/she is unable to continue to serve as Principal Investigator and a successor acceptable to Institution and Sponsor is not available, this Agreement shall be terminated as provided in the termination section below. If Institution finds a replacement acceptable to Sponsor, this Agreement will be amended to add the new investigator as a signatory. Institution represents and certifies that Principal Investigator is fully qualified to conduct the Study and to serve in the capacity of Principal Investigator.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.2 In the event of any conflict between the terms and conditions of this Agreement and the Protocol or between the body of this Agreement and any of its Exhibits or Appendices (including the Supply Agreement and Quality Agreement), the terms and conditions of the Protocol shall control with respect to matters of the clinical conduct of the Study, the terms of the Supply Agreement shall control with respect to the manufacture and supply of the Study Drug (as defined below), and the terms of this Agreement shall control with respect to all other matters.

1.3 Unless otherwise agreed to by the Parties, Institution will manufacture and supply the required quantities of properly-labeled MGTA-456 (the “Study Drug”) in accordance with that certain Manufacturing and Supply Agreement between the Parties, dated as of the date hereof and attached hereto as Appendix A (the “Supply Agreement”), and that certain Quality Assurance Agreement between the Parties referenced therein (the “Quality Agreement”). Sponsor shall have the right, in its sole discretion, to terminate the Supply Agreement upon written notice to Institution. In the event of a termination of the Supply Agreement, [***]. Any termination of the Supply Agreement will have no other effect on the rights or obligations of the Parties under this Agreement. Sponsor has provided and may after the Effective Date provide to Institution other materials (e.g., Investigator’s Brochure, handling and storage instructions, and, if applicable, placebo) necessary for Institution to conduct the Study in accordance with the Protocol. Unless stated otherwise in writing by Sponsor, all such materials are and will remain the sole property of Sponsor until administered or dispensed to Study subjects during the course of the Study. Receipt, storage, and handling of Study Drug and such other materials will be in compliance with all applicable laws and regulations, the Protocol, Sponsor instructions and this Agreement.

1.4 Sponsor and Institution shall comply with and conduct all aspects of the Study in compliance with all applicable federal, state, and local laws and regulations, including generally accepted standards of good clinical practice as adopted by current FDA regulations and statutes and regulations of the U.S. Government relating to exportation of technical data, computer software, laboratory prototypes, and other commodities as applicable to academic institutions. Institution will only allow individuals who are appropriately trained and qualified, and are either (a) employees subject to Institution policies and the terms of this Agreement, or (b) subcontractors of Institution subject to written obligations to Institution under which they are bound to (i) obligations of confidentiality and non-use with respect to Confidential Information that are consistent with the terms of this Agreement and (ii) assign and otherwise effectively vest in Institution any and all rights that such individual might otherwise have in the results of their work as required for Institution to fulfill its obligations to Sponsor under this Agreement (such individuals, “Study Personnel”), to participate in the conduct of the Study or the manufacture and supply of the Study Drug. Institution shall be responsible for all Study Personnel’s compliance with the terms of this Agreement.

1.5 Institution shall obtain institutional review board (“IRB”) approval for this Study and proof thereof shall be provided to Sponsor. Initiation of the Protocol and Institution’s obligation to conduct the Study shall not begin until IRB approval is obtained. Institution shall obtain from each subject, prior to the subject’s participation in the Study, a signed informed consent and necessary authorization to disclose health information to Sponsor in a form approved in writing by the IRB and Sponsor or a waiver of consent as directed by the IRB and further provided that the informed consent is consistent with Institution’s policies.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.6 Sponsor agrees to provide Institution with any data and safety monitoring reports related to the Study, and Institution agrees they will be promptly submitted to the IRB as required. During the Study and for at least [***] years following the completion of the Study, Sponsor shall promptly provide Institution and Principal Investigator with the written report of any findings, including Study results and any routine monitoring findings in site monitoring reports, and data safety monitoring committee reports including, but not limited to, data and safety analyses, and any Study information that may (i) affect the safety and welfare of current or former Study subjects, or (ii) influence the conduct of the Study. Institution and/or Principal Investigator will communicate findings to the IRB and Study subjects, as appropriate.

1.7 Institution shall promptly inform Sponsor of any urgent safety measures as instructed in the Protocol or breaches of the Protocol of which Institution becomes aware.

1.8 Institution hereby acknowledges that CRO is acting as clinical trial manager on behalf of Sponsor to manager and administer the Study. As such Institution acknowledges and agrees that CRO may satisfy certain of Sponsor’s obligations or exercise certain of Sponsor’s rights hereunder.

2.	Payments

Sponsor or its designee agrees to pay Institution the fees in accordance with the budget attached as Exhibit B (“Budget”) on a prorated basis, in accordance with the agreed upon schedule according to the actual work completed and any non-cancelable obligated expenses, for subjects who are enrolled into the Study. Institution and Principal Investigator will accept payment from Sponsor or its designee as full consideration for services rendered. It is understood and agreed that no reimbursement will be provided by Sponsor for subjects who are enrolled in the Study in violation of the Protocol, or who do not conform to the Protocol’s inclusion and exclusion criteria or for whom serious deviations from the Protocol are made (except to the extent such deviations are necessary to protect the safety or welfare of the Study Subjects). The Parties acknowledge that the Budget amounts represent an equitable exchange for the conduct of the Study in light of the professional time and expenses required for the performance of the Study.

In addition to other necessary routing information detailed in Exhibit B, each payment shall clearly reference the: Study Protocol Number and PI name.

For administrative convenience, various Study contact information may be attached hereto and incorporated by reference as Exhibit C, entitled, “Administrative & Study Points of Contact.”

The Institution’s tax identification number is: [***].

3.	Confidentiality

3.1 It is anticipated that in the performance of this Agreement, Sponsor or CRO may disclose to Institution information which is considered confidential. The rights and obligations of the Parties with respect to such information are as follows:

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Confidential Information” refers to information of any kind which is: (i) disclosed to the Institution, Principal Investigator or Personnel by or on behalf of Sponsor for purposes of conducting the Study, which:

a)	by appropriate marking, is identified as confidential and proprietary at the time of disclosure, or

b)	if disclosed orally, is identified in a marked writing within [***] days as being confidential; or

(ii) developed or generated by Institution, Principal Investigator or Study Personnel as a result of performing the Study under this Agreement (except for a Study subject’s medical records), including but not limited to, the Protocol and Data (as defined below in Section 4).

With respect to subsection (i) above, Sponsor will make reasonable efforts to mark such Confidential Information as stated in (i)(a) and (b) above. However, to the extent such marking is not practicable, then in the absence of written markings, information disclosed (written or verbal) that a reasonable person familiar with the Study would consider it to be confidential or proprietary from the context or circumstances of disclosure shall be deemed as such.

Notwithstanding subsection (ii) above, Institution will have the right to publish, present or use any Data and results generated in the course of conducting the Study in accordance with Section 9 of this Agreement Confidential Information and all tangible expressions, in any media, of Confidential Information are the sole property of Sponsor.

During the term of this Agreement and for a period of [***] years following the termination or expiration of this Agreement, Institution agrees to, and shall cause each Study Personnel to, (a) use Sponsor’s Confidential Information solely for the purposes of conducting the Study as allowed by this Agreement and (b) maintain Sponsor’s Confidential Information in confidence and to make Sponsor’s Confidential Information available only to those of its, or its affiliated hospitals’ employees, personnel, agents, consultants, and vendors, and approved subcontractors, as applicable, who require access to it in the performance of this Study, and are subject to similar terms of confidentiality. Institution shall safeguard Confidential Information with the same standard of care that is used with Institution’s Confidential Information, but in no event less than reasonable care.

3.2 The obligation of nondisclosure does not apply with respect to any of the Confidential Information that:

a)	is or becomes public knowledge through no breach of this Agreement by Institution;

b)	is disclosed to Institution by a third party entitled to disclose such information without known obligation of confidentiality;

c)	is already known or is independently developed by Institution without use of Sponsor’s Confidential Information as shown by Institution’s contemporaneous written records;

d)	is released with the prior written consent of the Sponsor; or

e)	is required to support the medical care of a Study Subject.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3.3 Institution may disclose Confidential Information to the extent that it is required to be produced pursuant to a requirement of applicable law, government agency, an order of a court of competent jurisdiction, or a facially valid administrative, Congressional, or other subpoena, provided that Institution, subject to the requirement, order, or subpoena, promptly notifies Sponsor. To the extent allowed under applicable law, Sponsor may seek to limit the scope of such disclosure and/or seek to obtain a protective order (and Institution will reasonably assist Sponsor in such efforts). Institution will disclose only the minimum amount of Confidential Information necessary to comply with law or court order as advised by Institution’s legal counsel.

3.4 No license or other right is created or granted hereby, except the specific right to conduct the Study as set forth by Protocol and under terms of this Agreement, nor shall any license or other right with respect to the subject matter hereof be created or granted except by the prior written agreement of the Parties duly signed by their authorized representatives.

3.5 Upon Sponsor’s written request, Institution shall return all Confidential Information in its or each Study Personnel’s possession at Sponsor’s expense (for any out-of-pocket, reasonable and pre-approved costs incurred by Institution) pursuant to this Agreement except that Institution may retain (i) one (1) archival copy of any such Confidential Information in a secure location for purposes of identifying and satisfying its obligations and exercising its rights under this Agreement and (ii) copies of the Data and results for the purposes set forth in Sections 4, 8.4 and 9 of this Agreement.

3.6 Each of Sponsor and Institution may disclose the existence of this Agreement and any additional information necessary to ensure compliance with applicable Federal, State and Institutional policies, regulations, and laws.

4.	Data Use/Ownership

“Data” shall mean all data and information generated by Institution or Study Personnel as a result of conducting the Study. Data does not include original Study subject or patient medical records, research notebooks, source documents, or other routine internal documents kept in the Institution’s ordinary course of business operations, which shall remain the sole and exclusive property of the Institution. Sponsor shall own all Data and have the right to use all Data in accordance with the signed informed consent and authorization form, applicable laws, and the terms of this Agreement and Institution hereby assigns, and agrees to assign, to Sponsor all right, title and interest in and to all Data and progress reports created specifically for Sponsor in the performance of the Study. Notwithstanding any licenses or other rights granted to Sponsor herein, but in accordance with Sections 3 and 9 herein, Institution shall retain the right to use the Data and results for its publication, IRB, regulatory, legal, educational, and internal research purposes. Institution shall promptly disclose to Sponsor any and all Data as it is generated.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5.	HIPAA/HIPAA Privacy

5.1 Institution shall comply with applicable laws and regulations, as amended from time to time, including without limitation, the Health Insurance Portability and Accountability Act of 1996 and its implementing regulations (HIPAA) with respect to the collection, use, storage, and disclosure of Protected Health Information (PHI) as defined in HIPAA. Sponsor shall collect, use, store, access, and disclose PHI collected from Study subjects only as permitted by the IRB approved informed consent form or HIPAA authorization form obtained from a Study subject. Sponsor will collect, use, store, and disclose any Subject Material, defined in Section 15, it receives only in accordance with the informed consent form and, in any event, will not collect, use, store, or disclose any PHI attached to or contained within the Subject Material in any manner that would violate this Section of the Agreement.

Institution acknowledges that, pursuant to Section 111 of the Medicare, Medicaid, and SCHIP Extension Act of 2007 (“MMSEA”), Sponsor has an obligation to submit certain reports to the Centers for Medicare & Medicaid Services with respect to Medicare beneficiaries who participate in the Study and experience a research injury for which diagnosis or treatment costs are incurred. Sponsor recognizes that Institution and Sponsor are subject to laws and regulations protecting the confidentiality of research subject information. Accordingly: (1) Institution agrees upon prior written request to provide to Sponsor, or a third-party vendor as designated by Sponsor, certain identifiable patient information required by MMSEA for Study subjects who are Medicare beneficiaries and incur medical costs in association with a research injury and whose costs are reimbursed by Sponsor pursuant to this Agreement; and (2) Institution further agrees to otherwise cooperate with Sponsor (and any third-party vendors as designated by Sponsor) to the extent necessary for Sponsor to meet its MMSEA reporting obligations.

5.2 Sponsor’s ability to review the Study subjects’ Study-related information contained in the Study subject’s medical record shall be subject to reasonable safeguards for the protection of Study subject confidentiality and the Study subjects’ informed consent form or HIPAA authorization form.

5.3 Sponsor shall not attempt to identify, or contact, any Study subject unless permitted by the informed consent form.

6.	Record Retention

As applicable by law, Institution shall retain and preserve a copy of the Study records for the longer of:

a)	[***] after a marketing authorization for Study Drug has been approved for the indication for which it was investigated or Sponsor has discontinued research on the Study Drug;

b)	such longer period as required by federal regulatory requirements; or

c)	as requested by Sponsor at Sponsor’s reasonable storage expense.

At the end of such required retention period, Institution shall not destroy any such records until it has provided Sponsor with [***] days prior written notice. Sponsor will respond promptly to Institution’s notice of disposal of records.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.	Monitoring and Auditing

7.1 Site visits by Sponsor and/or its authorized designee (e.g., Study monitor or CRO) will be scheduled in advance for times mutually acceptable to the Parties during normal business hours. Sponsor’s and/or authorized designee’s access is subject to reasonable safeguards to ensure confidentiality of medical records and systems. Principal Investigator and appropriate Study Personnel will be available during normal business hours and at mutually agreeable times to discuss or review Data and to resolve any questions related to such data. The representatives of CRO or Sponsor may review and/or request copies of the Data, and Institution shall promptly provide full access to such Data.

7.2 Upon becoming aware of an audit or investigation by a regulatory agency with jurisdiction over the Study (e.g., IRB, DBA), Institution agrees to provide Sponsor with prompt, but in no event later than five (5) calendar days, written notice of the auditor investigation. Institution and Principal Investigator agree to cooperate with the regulatory agency, comply with legitimate requirements of the audit, and make appropriate Study Personnel available to explain and discuss records and documentation related to the Study. If legally permissible or allowable by the regulatory agency, Sponsor or its designee shall have the right to be present with approval from auditor during such audit, but Sponsor agrees not to alter or interfere with any documentation or practice of Institution. Sponsor shall have the opportunity to review and comment on any responses to any regulatory agency inquiries and Institution will provide Sponsor with a copy of any all materials, correspondence, statements, forms and records which Institution receives or obtains from any regulatory agency regarding the Study.

8.	Inventions, Discoveries and Patents

8.1 It is recognized and understood that certain existing inventions and technologies, and those arising outside of this Agreement, are the separate property of Sponsor or Institution, as applicable, and are not affected by this Agreement, and neither Party shall have any claims to or rights in such separate inventions and technologies.

8.2 Any new patentable inventions, developments, or discoveries created or reduced to practice in the performance of the Study made by Institution, Principal Investigator and/or Study Personnel (“Inventions”) shall be promptly disclosed, in writing, to Sponsor. Title to Inventions that necessarily use or incorporate Sponsor’s Study Drug shall reside with Sponsor (“Sponsor Inventions”). Institution hereby assigns, and agrees to assign, to Sponsor all right, title and interest in and to Sponsor Inventions. Title to Inventions other than Sponsor Inventions (“Other Inventions”) shall reside with Sponsor if Sponsor personnel are the sole inventors, with Institution if Institution personnel are the sole inventors, and shall be held jointly if both Institution and Sponsor personnel are inventors.

8.3 To the extent that Institution owns sole or joint title in any such Other Inventions, Institution hereby grants to Sponsor a perpetual, irrevocable, royalty-free, non-exclusive, non-sublicensable (except to employees, contractors and consultants performing services on behalf of Sponsor) license to use the Other Inventions solely for Sponsor’s internal research and development purposes. Further, Sponsor is hereby granted, without option fee other than consideration of the Study sponsored herein and the reimbursement to Institution for patent

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

expenses incurred prior to or during the option period, an option to acquire an exclusive, worldwide, royalty-bearing license to Institution’s rights to any Other Invention, which option shall extend for no more than [***] days after Sponsor’s receipt of an Invention disclosure from Institution (“Option Period”). The Parties shall use their reasonable efforts to negotiate, for a period not to exceed [***] days after Sponsor’s exercise of such option, a license agreement satisfactory to both Parties (“Negotiation Period”). In the event Sponsor fails to exercise its option within the Option Period, or the Parties fail to reach agreement on the terms of such license within the Negotiation Period, Institution shall have no further obligation to Sponsor under this Agreement with regard to the specific Other Invention.

8.4 Institution shall retain a royalty-free, irrevocable license to use for its own internal noncommercial research, educational and patient care purposes, all Sponsor Inventions or Other Inventions licensed or assigned to Sponsor hereunder.

8.5 Nothing contained in this Agreement shall be deemed to grant either directly by implication, estoppel, or otherwise any license under any patents, patent applications, or other proprietary interest to any other inventions, discovery or improvement of either Party.

8.6 The Parties agree that the provisions of this Agreement are intended to be interpreted and implemented so as to comply with all applicable federal laws, rules, and regulations, including without limitation the requirements of Rev. Proc. 2007-47; provided, however, if it is determined by the Internal Revenue Service or any other federal agency or instrumentality (the “Government”) that the provisions of this Agreement are not in such compliance, then the Parties agree to modify the provisions and the implementation of this Agreement so as to be in compliance with all applicable federal laws, rules, and regulations as determined by the Government.

9.	Publication

9.1 Institution may publish, present, or use any Data and results arising out of its performance of the Protocol (individually, a “Publication”) in compliance with this Section and with Section 3 (Confidentiality). At least [***] days prior to submission for Publication, Institution and Principal Investigator shall submit to Sponsor for review and comment any proposed oral or written Publication (“Review Period”). [***]. The Review Period for abstracts or poster presentations shall be [***] days. If [***] the Publication contains Sponsor’s Confidential Information as defined in Section 3 and Sponsor requests Institution in writing to delete such Sponsor’s Confidential Information (excluding Data), the Institution agrees to delete such Sponsor’s Confidential Information (excluding Data).

9.2 Intentionally Omitted.

9.3 Intentionally Omitted.

9.4 Intentionally Omitted.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.	Use of Name

10.1 Neither Institution nor Sponsor may use the name, trademark, logo, symbol, or other image or trade name of the other Party or its employees and agents in any advertisement, promotion, or other form of publicity or news release or that in any way implies endorsement without the prior written consent of an authorized representative of the other Party whose name is being used. Such approval will not be unreasonably withheld or delayed.

10.2 Each Party understands that the amount of any payment made hereunder may be disclosed and made public by the other Party as required by law or regulation, including the Patient Protection and Affordable Care Act of 2010, provided that the disclosure clearly designates the payment as having been made to Institution for research and not to the physician.

10.3 Institution may acknowledge the Sponsor’s support, including but not limited to financial support as may be required by academic journals, professional societies, funding agencies, and applicable regulations. Notwithstanding anything to the contrary in this Agreement, Institution may publicly post information about the Study to appear on Institution’s clinical trials directory/website. Additionally, notwithstanding anything herein to the contrary, Institution shall have the right to post Sponsor’s name, the Study title, and the Study period, and funding amount, on Institution publicly accessible lists of research conducted by the Institution.

11.	Indemnification and Limitation of Liability

11.1 Sponsor agrees to defend, indemnify, and hold harmless the Institution and its medical affiliates and affiliated hospitals, the Study Personnel, Principal Investigator and each of their trustees, officers, directors, governing bodies, subsidiaries, affiliates, investigators, employees, IRB members, agents, successors, heirs and assigns (collectively referred to as “Institution’s Indemnitees”), from and against any third party claims, loss, damage, cost and expense of claims (including reasonable attorney’s fees) and suits (“Claims”) alleged to be caused by or arising from (a) the conduct of the Study, (b) Institution’s use of the Study Drug in accordance with this Agreement, (c) Sponsor’s or any third party’s use of the Study results or Study Drug, or (d) the conduct of the Study at any other site, regardless of the legal theory asserted.

11.2 Sponsor shall have no obligation to provide such indemnification to the extent that such Claim is caused by or directly results from an Institution’s Indemnitee(s)’: (1) failure to adhere to and comply with all material and substantive specifications and directions set forth in the Protocol (except to the extent such deviation is reasonable to protect the rights, safety and welfare of the Study subjects); (2) failure to comply with all applicable laws and regulations in the performance of the Study, (3) willful misconduct, negligent acts or omissions or (4) breach of this Agreement.

11.3 Subject to the limits and without waiving any immunities provided under applicable law (including constitutional provisions, statutes and case law) regarding the status, powers and authority of the Institution or the Institution’s principal (s), Institution shall indemnify, hold harmless and defend Sponsor, CRO, its directors, officers, employees and agents, (“Sponsor’s Indemnitees”) from and against third party Claims to the extent directly caused by or resulting from an Institution Indemnitee’s willful misconduct or negligence in connection with the conduct of the Study. Notwithstanding the above, Institution shall have no obligation to indemnify Sponsor for any other Claims (including, but not limited to, infringement or product liability Claims).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

11.4 The indemnified Party shall give notice to the indemnifying Party promptly upon receipt of written notice of a Claim for which indemnification may be sought under this Agreement, provided, however, that failure to provide such notice shall not relieve indemnifying Party of its indemnification obligations except to the extent that the indemnifying Party’s ability to defend such Claim is materially, adversely affected by such failure. The indemnifying Party shall not make any settlement admitting fault or incur any liability on the part of the indemnified Party without indemnified Party’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed. The indemnified Party shall cooperate with indemnifying Party in all reasonable respects regarding the defense of any such Claim, at indemnifying Party’s expense. The indemnified Party shall be entitled to retain counsel of its choice at its own expense. In the event a Claim falls under this indemnification clause, in no event shall the indemnified Party compromise, settle or otherwise admit any liability with respect to any Claim without the prior written consent of the indemnifying Party, and such consent not to be unreasonably withheld or delayed.

11.5 EXCEPT FOR LIABILITY ARISING OUT OF A PARTY’S INDEMNIFICATION OBLIGATIONS IN THIS SECTION 11, NEITHER PARTY SHALL BE LIABLE FOR SPECIAL, CONSEQUENTIAL, INDIRECT OR INCIDENTAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, EVEN IF ADVISED OF THE POSSIBILITY OF THE SAME.

12.	Subject Injury

If a Study subject suffers an adverse reaction, illness, or injury which, in the reasonable judgment of Institution, was directly caused by a Study Drug administered in accordance with this Agreement and the Protocol or any properly performed procedures required by the Protocol, Sponsor shall provide reimbursement for the reasonable and necessary medical costs of diagnosis and medical treatment of any Study subject injury, including hospitalization, but only to the extent such expenses are not attributable to (I) Institution’s negligence or willful misconduct, (ii) Institution’s breach of this Agreement or (iii) the natural progression of an underlying or pre-existing condition or events, unless exacerbated by participating in the Study.

13.	Insurance

13.1 For the term of this Agreement and two (2) years thereafter, Institution shall, at its sole cost and expense maintain a policy or program of general liability insurance and clinical trial insurance or self-insurance at the level of at least $[***] per occurrence (or per claim) and $[***] annual aggregate to support its obligations assumed in this Agreement. However, if Institution is a public entity entitled to governmental immunity protections under applicable state law, then Institution may provide liability coverage in accordance with any limitations associated with the applicable law.

13.2 Sponsor shall, at its sole cost and expense, procure and maintain commercial general liability insurance, clinical trial insurance and products liability insurance or equivalent self-insurance, unless otherwise indicated in an attached work order, in amounts not less than $[***] per occurrence and $[***] annual aggregate. [***].

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

13.3 Upon written request, either Party will provide evidence of its insurance or self-insurance acceptable to the other Party. Either Party will provide the other Party with written notice of material change in its coverage which would affect such Party’s ability to meet its obligations under this Agreement. A Party’s inability to meet its insurance obligation constitutes material breach of this Agreement.

14.	Term and Termination

14.1 This term of this Agreement shall commence upon the Effective Date and terminate upon the completion of the Study, unless terminated early as further described in this Section.

14.2 Sponsor has the right to terminate the Study for any reason upon [***] days prior written notice to the Institution. The Study may be terminated immediately at any time for any reason by the Institution or Sponsor when, in their judgment or that of the Principal Investigator, the Institution’s IRB, or the Food and Drug Administration, it is determined to be inappropriate, impractical, or inadvisable to continue, in order to protect the Study subjects’ rights, welfare, and safety, or the IRB otherwise disapproves the Study. If for any reason Principal Investigator becomes unavailable to direct the performance of the work under this Agreement, Institution shall notify Sponsor. If the Parties are unable to identify a mutually acceptable successor, this Agreement may be terminated by either Party upon [***] days written notice.

14.3 Notwithstanding the above, any Party may, in addition to any other available remedies:

a)	immediately terminate this Agreement upon the other Party’s material failure to adhere to the Protocol, except for reasonable deviations required to protect the rights, safety, and welfare of Study subjects; and/or

b)	terminate this Agreement upon the other Party’s material default or breach of this Agreement, provided that the defaulting/breaching Party fails to remedy such material default or breach, as applicable, within [***] days after written notice thereof.

14.4 In the event that this Agreement is terminated prior to completion of the Study, for any reason, Institution shall:

a)	notify the IRB that the Study has been terminated;

b)	immediately cease enrolling subjects in the Study;

c)	immediately cease administering the Study Drug to Study subjects and treating Study subjects under the Protocol as directed by Sponsor to the extent medically permissible and appropriate;

d)	terminate, as soon as practicable, all other Study activities; and

e)	furnish to Sponsor any required final report for the Study in the form reasonably acceptable to Sponsor.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Promptly following any such termination, Institution will provide to Sponsor all Data. Upon Sponsor’s written request, Institution shall provide to Sponsor all Sponsor’s Confidential Information provided under this Agreement provided, however, that Institution may retain one (1) archival copy of such Confidential Information for record keeping purposes in a secure location for the purpose of identifying and satisfying its obligations, and exercising its rights hereunder, subject to Institution’s ongoing compliance with the confidentiality and non-use obligations set forth in this Agreement.

14.5 If this Study is terminated early by either Party, the Institution shall be reimbursed for all work completed, on a pro rata basis, and reasonable out-of-pocket costs of bringing the Study to termination incurred through the date of termination, and for non-cancelable commitments properly incurred through that date. Upon receipt of notice of termination, Institution will use reasonable efforts to reduce or eliminate further costs and expenses and will cooperate with Sponsor to provide for an orderly wind-down of the Study.

14.6 Subsections 1.4, 1.6, and 14.6, and Sections 2 (solely to the extent there are any payments due and payable), 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 15, 19, 23 and 24, shall survive any termination or expiration of this Agreement, except that Section 3 shall survive for the period stated in Section 3.1. Any provision of this Agreement that by its nature and intent remains valid after termination will survive termination.

15.	Subject Material

15.1 Subject Material means any biologic material of human origin including, without limitation, tissues, blood, plasma, urine, spinal fluid, or other fluids derived from the Study subjects in accordance with and pursuant to the Protocol (“Subject Material”).

15.2 Institution agrees to make the Subject Material available to the Sponsor in accordance with the Protocol for the purposes of the Study. The Subject Material may be used by the Sponsor, central lab, or other contracted party only as allowed by the Study subject’s informed consent form or pertinent institutional review board(s). Sponsor agrees that any use of Subject Materials, other than as allowed by the Study subject’s informed consent form, will require additional IRB review and approval.

16.	Intentionally Omitted

17.	Notices

Any notice, authorization, approval, consent or other communication will be in writing and deemed given:

a. Upon delivery in person;

b. Upon delivery by courier;

c. Upon delivery date by a nationally-recognized overnight delivery service such as FedEx.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

If to Sponsor:

Magenta Therapeutics, Inc.

[***]

50 Hampshire Street, 8th Floor

Cambridge, MA 02139

[***]

If to Institution:

University of Minnesota

[***]

450 McNamara Alumni Center

200 Oak Street SE

Minneapolis, MN 55455

[***]

With a copy to Principal Investigator:

Dr. Paul Orchard

[***]

18.	Independent Contractor

It is mutually understood and agreed that the relationship between the Parties is that of independent contractors. Neither Party shall represent itself as the agent, employee, partner, joint venturer, or servant of the other. Except as specifically set forth herein, neither Party shall have nor exercise any control or direction over the methods by which the other Party performs work or obligations under this Agreement. Further, nothing in this Agreement is intended to create any partnership, joint ventures, lease, or equity relationship, expressly or by implication, between the Parties.

19.	Clinical Trial Registry

Prior to enrollment of the first subject in the Study, Sponsor agrees to ensure that the Study is fully registered on www.clinicaltrials.gov in accordance with the requirements of the International Committee of Medical Journal Editors (ICMJE) and Public Law 110-85. Results of this Study will be reported in compliance with applicable laws.

20.	Non-Referral/Anti-Corruption Language

20.1 The Parties agree that it is not their intent under this Agreement to induce or encourage the unlawful referral of subjects or business between the Parties, and there shall not be any requirement under this Agreement that either Party, its employees or affiliates, including its medical staff, engage in any unlawful referral of subjects to, or order or purchase products or services from, the other Party.

20.2 Each Party shall require that their employees, who are involved in the conduct of the Study, will not offer, pay, request or accept any bribe, inducement, kickback or facilitation payment, and shall not make or cause another to make any offer or payment to any individual or entity for the purpose of influencing a decision for the benefit of the other Party.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

21.	Force Majeure

If either Party hereto shall be delayed or hindered in, or prevented from, the performance of any act required hereunder for any reason beyond such Party’s direct control, including but not limited to, strike, lockouts, labor troubles, governmental or judicial actions or orders, riots, insurrections, war, acts of God, inclement weather, or other reason beyond the Party’s control (a “Disability”) then such Party’s performance shall be excused for the period of the Disability. Any Study timelines affected by a Disability shall be extended for a period equal to the delay. The Party affected by the Disability shall notify the other Party of such Disability as provided for herein.

22.	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same document, and is binding on all Parties notwithstanding that each of the Parties may have signed different counterparts. Facsimiles or scanned copies of signatures or electronic images of signatures shall be considered original signature unless prohibited by applicable law.

23.	Debarment

The Institution certifies that to its knowledge neither it, nor any of the Study Personnel, including the Principal Investigator, is currently debarred, suspended, or excluded under the Federal Food, Drug and Cosmetic Act, as amended, or disqualified under the provisions of 21 CFR §312.70. In the event that the Principal Investigator or any Study Personnel becomes debarred or disqualified during the term of this Agreement or within 1 year after termination of the Study, the Institution agrees to promptly notify Sponsor after learning of such event. Institution certifies that it is not excluded from a federal health care program, including Medicare and Medicaid. In the event an Institution becomes excluded during the term of this Agreement or within 1 year after termination of the Study, the Institution agrees to promptly notify Sponsor after learning of such event.

24.	Choice of Law and Assignment

This Agreement shall be governed by and construed with the laws of the State of Minnesota.

This Agreement shall be binding upon and for the benefit of the Parties hereto, and their successors and permitted assigns. This Agreement, and all rights, duties and obligations hereunder, may not be assigned or delegated by Institution without the prior express written consent of Sponsor. Any attempt made by Institution to assign or delegate this Agreement in violation of this section shall be of no force or effect. Institution acknowledges that Sponsor has the right to assign or delegate its interest in this Agreement or any portion thereof without the consent of Institution. Sponsor shall provide prompt notice of such assignment to University.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

25.	Entire Agreement

Section and clause headings are used herein solely for convenience of reference and are not intended as substantive parts of the Parties’ agreement This Agreement incorporates the Exhibits and Appendices referenced herein. This Agreement constitutes the entire agreement between the Parties concerning the subject matter, and supersedes all other or prior agreements or understandings, whether written or oral, with respect to that subject matter. Any changes made to the terms, conditions or amounts cited in this Agreement require the written approval of each Party’s authorized representative.

[Remainder of page intentionally blank. Signatures begin on next page]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

The authorized representatives of the Parties have signed this Agreement as set forth below.

REGENTS OF THE UNIVERSITY OF MINNESOTA	MAGENTA THERAPEUTICS, INC.

By:	/s/ Laura Williams	By:	/s/ Christina Isacson
	{NAME}		{NAME}

Title:	Principal Grants and Contracts Admin, Sponsored Projects Administration	Title:	Chief Business Officer
Date:	1/19/2018	Date:	1/19/2018

READ AND ACKNOWLEDGED

By:
PRINCIPAL INVESTIGATOR

Title:	Professor of Pediatrics. Blood and Marrow Transplantation
Date:	1/19/2018

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit A

Protocol

Study IMD-001 (Amendment v03)                            07/September/2017

Magenta Therapeutics

MGTA-456

CLINICAL TRIAL PROTOCOL IMD-001

A Phase 2, Single-arm, Open-label, Study to Evaluate the Safety and

Efficacy of MGTA-456 in Patients with Inherited Metabolic Disorders

(IMD) Undergoing Hematopoietic Stem Cell (HSC) Transplantation

(HSCT)

Sponsor:	Magenta Therapeutics, Inc. (Mageata)
Document Type:	Amended Protocol
IND Number:	16729
Version:	03
Development Phase:	2
Document Status:	Final
Date:	07 September 2017

CONFIDENTIAL May not be used, divulged, published or otherwise disclosed without the consent of Magenta

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit B

Clinical Trial Budget and Payment Terms

Study Budget

In consideration for conducting the Study, the Sponsor shall pay Institution for all services required under the Study pursuant to the attached agreed upon Budget.

Costs and Payment

1.	Payment shall be made to the Institution in accordance with the Payment Schedule below.
2.	Each check will be made payable to Regents of the University of Minnesota, will reference the Protocol number and will be mailed to University of Minnesota, Sponsored Financial Reporting, NW 5957, PO Box 1450, Minneapolis, MN 55485-5957. The Institution’s Tax Identification Number is Federal Tax ID# [***].

Payment Schedule:

Upon Contract Execution

An initial advance payment of $[***], representing one (1) completed Study subject, will be made within thirty (30) days of Contract Execution. Institution agrees that this initial payment is an advance to be earned by completing Study visits or procedures and that any amount of this advance not earned will be repaid to Sponsor.

Ongoing Payments

Subsequent payments will be assessed on a quarterly basis. Based upon enrollment Institution will invoice Sponsor [***]and study payment will be provided within [***] days of receipt of invoice providing data has been received on subjects and all outstanding queries have been resolved.

Payment for Screen Failures

Payment for work involved in screening potential subjects who are not enrolled into the Study will be made in the amount listed in the Budget for screen failures, limited to a maximum of [***] potential screen fail subjects. Institution agrees to use reasonable efforts to select appropriate potential subjects to screen.

Payment of Additional Study Related Invoiceable Costs

Sponsor shall also pay additional Study related costs as these occur as per budget:

Final Payment

A final payment, which includes study close-out and all outstanding payments due and/or withheld, and will be sent within [***] days after all Data has been received by Sponsor and any outstanding queries have been resolved.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Invoice Schedule
Invoice Interval	Directs	26% F&A	10% F&A	Total Not to Exceed	Activity
Upon Contract Execution	[***]	[***]	[***]	[***]	[***]
Subject Fees
Quarterly	[***]	[***]	[***]	[***]	[***]
Study Related Invoiceable Items (invoiced only if activity occurs)
Quarterly	[***]	[***]	[***]	[***]	[***]
Quarterly	[***]	[***]	[***]	[***]	[***]
Quarterly	[***]	[***]	[***]	[***]	[***]
Quarterly	[***]	[***]	[***]	[***]	[***]
Quarterly	[***]	[***]	[***]	[***]	[***]
Quarterly	[***]	[***]	[***]	[***]	[***]
Quarterly	[***]	[***]	[***]	[***]	[***]
Quarterly	[***]	[***]	[***]	[***]	[***]
Quarterly	[***]	[***]	[***]	[***]	[***]
Quarterly	[***]	[***]	[***]	[***]	[***]
Quarterly	[***]	[***]	[***]	[***]	[***]
Quarterly	[***]	[***]	[***]	[***]	[***]
Quarterly	[***]	[***]	[***]	[***]	[***]
At completion of Study	[***]	[***]	[***]	[***]	[***]
Total Not to Exceed				[***]

Additional Payment Terms

The Parties acknowledge that the Budget amounts represent an equitable exchange for the conduct of the Study in light of the professional time and expenses required for the Study.

Sponsor acknowledges and agrees that payments made payable or sent to any individual or entity other than as specified herein shall not be credited towards fulfillment of Sponsor’s obligations under this Agreement.

Institution agrees to provide [***], to perform responsibilities under the Study. Sponsor agrees to provide Institution with [***] as specified in the Protocol.

In the event of early termination of the Study by Sponsor, pursuant to this Agreement, Sponsor shall pay all costs accrued by Institution as of the date of termination, including non-cancelable obligations, incurred prior to the effective date of termination.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

APPENDIX A

Supply Agreement

MANUFACTURING AND SUPPLY AGREEMENT

This Manufacturing and Supply Agreement (together with any exhibits or attachments hereto, this “Supply Agreement”) shall form a part of the Clinical Trial Agreement (the “Clinical Trial Agreement”), dated January 22, 2018, by and between Regents of the University of Minnesota (“Institution”) and Magenta Therapeutics, Inc. (“Magenta”). Capitalized terms used but defined herein shall have the meaning ascribed to them in the Clinical Trial Agreement.

WHEREAS the Institution shall perform a clinical trial for Magenta pursuant to the Clinical Trial Agreement;

WHEREAS Magenta wishes Institution to manufacture and supply the Study Drug to be used in the Study;

WHEREAS the Study shall be guided by the Clinical Trial Agreement; only the manufacture and supply of the Study Drug and certain material transfer requirements are dealt with by this Supply Agreement.

NOW THEREFORE, the parties agree as follows:

THE SERVICES

1.1	Institution agrees to manufacture and supply the Study Drug for the Study as further described in Annex A (“Services”). The manufacture and supply of the Study Drug as described in this Supply Agreement shall be considered part of the Study.

1.2	Institution shall coordinate the Services with the timelines of the Study and shall provide the Services in a timely manner related to the Study. Institution shall provide the Services in a professional manner, in conformance with that level of care and skill ordinarily exercised by other professionals in similar circumstances; and in compliance with all applicable laws and regulations.

1.3	Institution shall provide the Services in accordance with the terms of this Supply Agreement as well as with the quality assurance agreement (“QA Agreement”) attached hereto as Annex B. In the event of any inconsistencies between this Agreement and the QA Agreement, this Supply Agreement shall prevail with the exemption of quality related topics where the QA Agreement shall prevail.

1.4	Institution shall not be entitled to subcontract the Services (in whole or in part) without the prior written consent of Magenta. Notwithstanding the foregoing, Institution shall be allowed to subcontract Services to [***]. For the sake of clarity, in case Institution receives Magenta’s consent according to this Section 1.4, such consent shall not release Institution from any obligations and/or liabilities under this Supply Agreement. Moreover, Institution shall ensure that its subcontractor is bound by the same terms as defined in this Supply Agreement and the QA Agreement. Institution shall also ensure Magenta obtains the right to audit the subcontractor(s) in accordance with the terms defined in the QA Agreement.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.5	The parties shall regularly communicate about all relevant matters with regard to the Services. Institution shall promptly inform Magenta about any unforeseen results, problems, difficulties, or delays with regard to the Services. In case of a delay in the execution and/or performance of the Services, Institution shall notify Magenta immediately and the parties shall mutually agree on adapted timelines.

1.6	Magenta shall provide to Institution on an ongoing basis during the term of this Agreement such information and data as Institution reasonably requires for the performance of the Services.

1.7	Institution shall grant Magenta access to all primary data generated in the course of the Services, including without limitation electronic raw data and data contained in laboratory notebooks. Magenta shall have the right to obtain copies of Institution’s primary data at regular intervals at the expense of Magenta.

1.8	Institution will apply certain analytical and other technologies and materials to provide the Services. Institution makes no representation or warranty regarding ownership or the right to use rights to the intellectual property which it shall use to perform the Services pursuant to this Supply Agreement.

MAGENTA MATERIAL

2.1	To allow Institution to perform the Services, Magenta has transferred and will transfer to Institution biological and/or chemical materials (“Magenta Materials”) as well as related data, documents, information, and reports. Magenta Materials shall also include any progeny and derivatives of the Magenta Materials. Magenta Material is described in Annex A. Except for the Magenta Materials, Institution shall supply all materials and standard processing and manufacturing equipment needed to provide the Services and manufacture the Study Drug in accordance with this Agreement.

2.2	Institution shall use Magenta Materials and the related data, documents, information, and reports only to perform the Services and in accordance with this Supply Agreement and the Material Transfer Provisions as set forth in Annex C hereof. Magenta Material will not be used for any other purposes, including but not limited to commercial production or sale. For the sake of clarity, Institution shall acquire no rights, title and interest in Magenta Materials and/or any progeny and derivatives thereof and the Magenta Materials shall be Magenta’s Confidential Information pursuant to the Clinical Trial Agreement.

2.3	Institution shall store all Magenta Materials and the related data, documents, information, and reports in an appropriate manner, in a secure location and in accordance with Magenta’s instructions (if any).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

OWNERSHIP AND INTELLECTUAL PROPERTY

3.1	For the sake of clarity, any Invention arising under this Supply Agreement during the manufacturing and supply of the Study Drug will be deemed a Sponsor Invention pursuant to Section 8 of the Clinical Trial Agreement.

MISCELLANEOUS

4.1	Annexes. All Annexes to this Supply Agreement shall form an integral part of this Supply Agreement and are incorporated herein by reference. With regard to any conflict between the terms of such Annexes and the terms of this Supply Agreement, this Supply Agreement shall govern.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ANNEX A

Services

1. PERFORMANCE OF SERVICES

The Institution shall manufacture and supply the Study Drug for the Study.

The Study Drug is manufactured by expansion of stem cells derived from umbilical cords by using an aryl hydrocarbon receptor (AHR) antagonist, such as Magenta compound [***] or equivalent production reagent, according to current Manufacturing Instruction(s), in compliance with Good Manufacturing Practices under FDA and in accordance with the QA Agreement established between the parties.

MATERIAL SUPPLY REQUIRED FOR STUDY DRUG

Magenta Materials

Magenta will deliver free of charge the following Magenta Materials to Institution:

[***]

Other Materials

All other material and supply required for the manufacture of the Study Drug will be covered by the manufacturing costs described Exhibit B of the Clinical Trial Agreement.

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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Annex B

ANNEX B

QUALITY ASSURANCE (QA) AGREEMENT

The Quality Assurance (QA) Agreement established between Magenta and Institution shall form a part of the Supply Agreement and is incorporated therein by reference. QA Agreement follows ANNEX C.

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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ANNEX C

MATERIAL TRANSFER PROVISIONS

Institution and Magenta agree to comply with the following terms and conditions with respect to the Magenta Materials provided to Institution in connection with the Services:

1. Institution is regularly engaged in conducting laboratory studies, and has all the required authorizations to perform any experimental work at the place of investigation that are required for the Services. In particular, Institution is entitled under all applicable laws and regulations to perform the Services using Magenta Materials.

2. Magenta is regularly engaged in producing materials for laboratory studies and has all the required authorizations to produce the Magenta Materials and to provide them to Institution for the experimental work at the place of investigation that are required for the Services. In particular. Magenta is entitled under all applicable laws and regulations to produce and provide the Magenta Materials for performance of the Services.

3. Magenta Materials will be used in full compliance with all laws and regulations applicable in the country where the Services are performed, especially all guidelines for use of Magenta Materials. Institution employees working on the Services have adequate training and facilities to use Magenta Materials and will directly supervise the Services.

4. Magenta Materials have been and will be produced and shipped, and all guidelines for use of the Magenta Materials will be provided, in full compliance with all applicable laws and regulations, including with the GMP regulations of the FDA.

5. Magenta Materials have been and will be used solely for performance of the Services in the facilities of Institution under suitable containment conditions in accordance with all applicable laws and regulations. Magenta Materials have not been and will under no circumstances be administered to humans. Magenta Materials may be used for production of Study Drug(s) that are to be administered to humans.

6. Magenta Materials have not been and will not be analyzed, modified, copied or used other than necessary for the purpose of the Services without prior written consent of Magenta.

7. Without the prior written consent of Magenta, Magenta Materials have not been and will not be transferred or made available to any individual other than those under the supervision and control of Institution’s project manager assigned to the performance of the Services and who are bound to (i) obligations of confidentiality and non-use with respect to Confidential Information that are consistent with the terms of the Clinical Trial Agreement and (ii) assign and otherwise effectively vest in Institution any and all rights that such individual might otherwise have in the results of their work as required for Institution to fulfill its obligations to Magenta under this Supply Agreement. At the end of the performance of the Services, Magenta may require Institution to return or destroy any unused Magenta Materials in accordance with all applicable laws and regulations and reasonable instructions of Magenta (if any).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8. Magenta Materials have been and are being supplied to the Institution with no warranties, express or implied, of merchantability or fitness for a particular purpose or otherwise. In particular, Magenta does not represent or warrant that the use of Magenta Materials will not infringe or violate any patent or proprietary rights of third parties.

9. Magenta Materials have been and will be used with caution and prudence in any experimental work. Institution accepts Magenta Materials with the understanding that the hazardous and toxicological properties of the Magenta Materials may not have been completely investigated and therefore are unknown. Institution has and will handle the Material accordingly and has and will inform Magenta in writing of any adverse effects experienced by persons handling the Material.

10. Magenta shall notify Institution of any hazardous or toxicological properties of the Magenta Materials that are known to Magenta at the time Magenta Materials are provided to Institution and will inform Institution in writing of any hazardous or toxicological properties of the Magenta Materials that become known to Magenta during the course of the Services.

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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

QUALITY AGREEMENT ON DEVELOPMENT, MANUFACTURING, PACKAGING AND TESTING

Between

MAGENTA THERAPEUTICS, INC.

50 Hampshire Street, Cambridge, MA 02139

as contract giver, subsequently named MAGENTA,

and

REGENTS OF THE UNIVERSITY OF MINNESOTA

including the Molecular and Cellular Therapeutics Facility (MCT) at

1900 Fitch Avenue, University of Minnesota, 55108 St. Paul, MN, USA

as contract acceptor, subsequently named ACCEPTOR

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

QUALITY AGREEMENT ON DEVELOPMENT, MANUFACTURING, PACKAGING AND TESTING

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

QUALITY AGREEMENT ON DEVELOPMENT, MANUFACTURING, PACKAGING AND TESTING

TABLE OF ENCLOSURES

ENCLOSURE A: List of QA/QC Liaisons

ENCLOSURES: List of Products

ENCLOSURE C: Manufacturing and Testing Documents, Stability Program

ENCLOSURE D: Table of Responsibilities

ENCLOSURE E: List of Approved Subcontractors

ENCLOSURE F: Change History

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

QUALITY AGREEMENT ON DEVELOPMENT, MANUFACTURING, PACKAGING AND TESTING

PREAMBLE

MAGENTA is engaged in the development and research of certain pharmaceutical products and requires assistance in the development and manufacture of active pharmaceutical ingredients for its clinical trial. MAGENTA desires to entrust ACCEPTOR to perform certain GxPs activities related to the development and manufacture of biological pharmaceutical products in the USA. ACCEPTOR is interested in performing such activities for MAGENTA.

ACCEPTOR is registered with the FDA (number [***]).

ACCEPTOR shall provide a copy of the newest registration form of the national health authority valid for contracted activities. ACCEPTOR shall inform MAGENTA of any change / update in the registration status as certified by the health authority and shall provide relevant updated documentation, as long as this Quality Agreement remains valid.

ACCEPTOR shall perform manufacturing according to the GMP level necessary to produce FDA Phase I/II products. As used in this Quality Agreement (as defined below), “GMP” shall mean current good manufacturing practices, including the regulations promulgated by the United States Food and Drug Administration or any successor entity thereto (the “FDA”) under the Federal Food, Drug, and Cosmetic Act, 21 C.F.R. Parts 210 and 211, as amended from time to time, applicable guidance documents issued by the FDA, and applicable documents developed by the International Conference on Harmonization (ICH) to the extent that they are applicable to Study Drug and the parties hereunder.

ACCEPTOR and MAGENTA are to define their roles and responsibilities according to the intentions of the GMP guidelines, FDA regulatory requirements for investigational products and the FDA 21 CFR 1271 requirements. In addition to the requirements below ACCEPTOR shall follow the guidelines of the US Code of Federal Regulations and the corresponding national guidelines prevailing at the time of the manufacture.

SCOPE OF THE QUALITY AGREEMENT

This quality agreement (together with any exhibits or attachments hereto, this “Quality Agreement”) forms an integrated part of the Clinical Trial Agreement (the “Clinical Trial Agreement”), dated January 22, 2018. by and between ACCEPTOR and MAGENTA. Capitalized terms used but defined herein shall have the meaning ascribed to them in the Clinical Trial Agreement. The enclosures to this Quality Agreement, which are an integral part of this Quality Agreement, (i) define the contacts for all technical and quality matters (see Enclosure A), (ii) cover the products together with their storage and transport conditions listed in Enclosure B, (iii) define the manufacturing and testing documents (see Enclosure C), assign the roles and responsibilities of both parties (see Enclosure D), (v) establish the reliance of MAGENTA on the decisions made by ACCEPTOR or other involved contractors (see Enclosure E) and (vi) list the changes to this Quality Agreement (see Enclosure F). The enclosures must be signed by the quality responsible persons only. The PRODUCT hereinafter refers collectively to the expanded and depleted stem cell fractions set forth in Enclosure B: List of Products and later called “PRODUCT”.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

QUALITY AGREEMENT ON DEVELOPMENT, MANUFACTURING, PACKAGING AND TESTING

In the event of a conflict between the Quality Agreement and the Clinical Trial Agreement then the Clinical Trial Agreement shall govern, except to the extent such provisions are violating the GMP regulations or other regulatory requirements.

GENERAL PROVISIONS (QUALITY ASSURANCE)

Directives and Guidelines

If not otherwise defined in this Quality Agreement the provisions of ACCEPTOR’S and its approved contractor’s quality management system and standard operating procedures shall be provided to MAGENTA prior to the start of the manufacturing of the PRODUCT and shall be applied to the ACCEPTOR’S and its approved contractor operations. The following general guidelines (see table 1) are considered as standards for quality assurance and shall be adhered to by ACCEPTOR in performing its obligations under the Manufacturing and Supply Agreement between MAGENTA and ACCEPTOR, dated as of the date hereof (the “Supply Agreement”).

Table 1: Guidelines to Good Manufacturing Practices and Good Tissue Practices

Organization	Regulation / Guidance

FDA	21 CFR Part 210, 211 (Current Good Manufacturing Practice), 600, 1271 and 11 (as relevant)

FDA	Guidance for Industry and FDA Staff -Investigational New Drug Applications (ENDs) for Minimally Manipulated, Unrelated Allogeneic Placental/Umbilical Cord Blood Intended for Hematopoietic Reconstitution for Specified Indications

FDA	21 CFR 312 (in support of MAGENTA submissions)

FDA

Guidance for Industry - cGMP for Phase 1 Investigational Drugs (July, 2008)

Guidance for Industry - Eligibility Determination for Donors of Human Cells, Tissues, and Cellular and Tissue-Based Products (I ICT/Ps) (August 2007)

MAGENTA shall prepare, submit and maintain all Study regulatory applications for the MAGENTA sponsored clinical studies. ACCEPTOR will provide (and shall cause its authorized subcontractors to provide) documentation required by MAGENTA to make an application to any regulatory authorities and to answer any questions by such regulatory authority. MAGENTA will be solely responsible for filing regulatory submissions worldwide. MAGENTA agrees to provide ACCEPTOR with current relevant parts of applications and submission documents to ensure the compliance of ACCEPTOR activities.

ACCEPTOR shall maintain information about the PRODUCT and its processing for such time and in such manner as required by the FDA, provided, however, that ACCEPTOR shall notify MAGENTA if information is requested by FDA, and/or any other regulatory authorities and permit MAGENTA to review any such information on general issues relating to its facilities and general functions and to review such responses as pertaining to the PRODUCT, processing of the PRODUCT and Magenta Products and processes. ACCEPTOR shall also assist MAGENTA in preparing responses to information requests, as needed, and ACCEPTOR shall also assist (to the extent requested by Magenta) in the preparation of IND documentation in relation to the authorities and shall respond (only to the extent requested by MAGENTA) to any queries and requests for information from such other regulatory authorities.

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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

QUALITY AGREEMENT ON DEVELOPMENT, MANUFACTURING, PACKAGING AND TESTING

Manufacturing, Packaging and Testing Instructions and Specifications

ACCEPTOR and its contractors shall apply the manufacturing, packaging and testing monographs (comprising specifications as well as methods) referenced in Enclosure C. If MAGENTA’s specifications are incorporated into ACCEPTOR’S documentation (or its contractors’), ACCEPTOR will assure that these conversions are accurate, updated as appropriate and that a cross-reference to the appropriate MAGENTA specifications) is referenced in the source document.

Inspections and Audits

ACCEPTOR agrees that its facilities, operations and quality systems are audited at a minimum annually by MAGENTA in order to ensure compliance with the appropriate level of GMP guidelines and applicable MAGENTA standards. MAGENTA is entitled to perform audits for cause (e.g. undesirable events, launch of products) and/or to send a representative to ACCEPTOR’S or its contractor’s facilities at mutually agreed times during the manufacturing and testing of the PRODUCTS and at reasonable intervals.

ACCEPTOR will address audit observations in a timely manner (not greater than [***] days). MAGENTA has the right to stop any operation for MAGENTA if an audit reveals any violation of agreed upon standards and regulations. In case of deviations from standards, regulations or procedures, ACCEPTOR shall open a deviation in its local deviation management system. ACCEPTOR should inform MAGENTA in a timely manner of any perceived or anticipated deviations from standards, regulations or procedures.

ACCEPTOR shall allow U.S. federal and local governmental authorities to inspect facilities, operations and quality systems, as it is necessary to facilitate, obtain or maintain the registration in the USA. A representative of MAGENTA may participate only in inspections directly related to MAGENTA activities.

ACCEPTOR shall notify MAGENTA of inspections by regulators within [***] hours of ACCEPTOR awareness related to the manufacture of Magenta products by the ACCEPTOR. ACCEPTOR must notify MAGENTA about critical or major issues encountered during authority inspections that adversely affect the quality of products manufactured for MAGENTA and must provide a copy of the inspection report and the proposed corrective actions within [***] business days.

In case MAGENTA is inspected, MAGENTA agrees to inform ACCEPTOR about critical or major issues encountered during authority inspections that adversely affect the quality of materials provided by MAGENTA to ACCEPTOR.

If not otherwise agreed, the audit rights shall survive [***] years upon the termination of this Quality Agreement.

3

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

QUALITY AGREEMENT ON DEVELOPMENT, MANUFACTURING, PACKAGING AND TESTING

Person in Plant (PIP)

MAGENTA shall have the right on reasonable prior notice and mutually agreed upon timing and duration as deemed necessary by MAGENTA, to observe the processing, packaging, storing, testing and shipment of Products provided other customer’s confidentiality is respected. MAGENTA may inspect ACCEPTOR’S and its approved subcontractors’ reports and records relating to the processing pursuant to this Quality Agreement during normal business hours and with reasonable advance written notice.

In addition, MAGENTA shall have the right to provide a MAGENTA employee (a “PIP”) based on mutually agreed upon timing and duration on ACCEPTOR’S or its authorized subcontractor’s premises for the purpose of information exchange and coordinating reviews, approvals or other actions required by this Quality Agreement, the Clinical Trial Agreement or the Supply Agreement.

The PIP [***].

ACCEPTOR shall ensure that the PIP is kept fully informed of all issues that arise that may affect the quality of the PRODUCT.

MAGENTA shall permit the PIP to provide input and approvals on behalf of MAGENTA as necessary during manufacturing and quality operations.

Key-Performance Indicators

ACCEPTOR’S service may be rated by MAGENTA. ACCEPTOR shall provide MAGENTA with data to calculate Key Performance Indicator (KPI) or Critical to-Quality Parameter (CTQ) on a regular basis. MAGENTA will provide a template to ACCEPTOR for completion.

Annual Product Review/Product Quality Review (APR/PQR)

For each PRODUCT under development, ACCEPTOR shall provide [***] to MAGENTA an updated PRODUCT master file.

ACCEPTOR shall write experience reports to MAGENTA for each PRODUCT after completion of the process validation and of manufacturing. [***] days prior to due date MAGENTA will send a request to the ACCEPTOR for information. This information is required to be sent to MAGENTA within [***] days of receipt of MAGENTA’s written request for such information.

Subcontracting

ACCEPTOR is entitled to subcontract its services to the contractors listed in Enclosure E, provided that ACCEPTOR will only subcontract to subcontractors not listed on Enclosure E only after written approval by MAGENTA. The enclosure will be updated as necessary in case of a newly approved contractor. Any change of the approved subcontractors or of their respective service levels requires MAGENTA’s prior written approval.

ACCEPTOR shall remain solely and fully responsible for the performance of the work by sub-contractors in accordance with the requirements set forth in this Quality Agreement including compliance with GMPs. ACCEPTOR shall provide copies of audit reports pertaining to subcontractor services upon request of MAGENTA.

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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

QUALITY AGREEMENT ON DEVELOPMENT, MANUFACTURING, PACKAGING AND TESTING

ACCEPTOR shall oblige its subcontractors to inform ACCEPTOR of changes relevant to the development, manufacturing and testing of PRODUCTS, such as to the manufacturing location and procedures, or to the equipment and materials used. Furthermore, with respect to changes that could interfere with the quality of the PRODUCTS, such as to the testing procedures, instructions and specifications. ACCEPTOR shall inform MAGENTA within [***] days after having received such information.

ACCEPTOR will ensure that authorized subcontractors accept foreign and local governmental authorities to inspect facilities, operations and quality systems pursuant to this Quality Agreement. MAGENTA has the right to accompany ACCEPTOR during the audit of its subcontractors.

Qualification and Validation (incl. Computer Systems)

Processes: ACCEPTOR represents and warrants that processes for manufacturing, testing (in-process, quality control) and first packaging are validated. Cleaning procedures for non-dedicated equipment must be verified for efficiency. Product shipments shall be performed under controlled conditions in qualified shipment containers. All processes must be carried out under GMP standards. Product-specific validation protocols shall be sent to MAGENTA after ACCEPTOR review has been completed and shall be reviewed and approved by MAGENTA before such validation protocols are implemented. Product-specific validation and qualification reports shall be sent to MAGENTA after ACCEPTOR review has been completed and shall be reviewed and approved by MAGENTA.

Equipment: The manufacturing, testing and storage instructions shall be followed using calibrated and/or qualified equipment. Qualification protocols and reports are approved by ACCEPTOR.

Computer Systems: ACCEPTOR is responsible to ensure that critical computer systems used for operations in cleaning, manufacturing, testing (in-process, quality control), packaging, storage and shipment are qualified / validated, managed by appropriate SOPs, used by trained operators and subject to documented change control. Approved validation protocols, reports, testing protocols, raw data and system operation procedures shall be available for inspection by MAGENTA.

Change Management and Approval

Changes to this Quality Agreement and its relevant enclosures shall only be made by mutual agreement between the parties and must be in writing and signed by an authorized representative of each party.

ACCEPTOR shall inform MAGENTA of changes relevant to the registration status of PRODUCTS, such as to the manufacturing location and procedures, to the equipment and materials used and furthermore, to changes that could interfere with the quality and safety of the PRODUCTS, such as to the testing procedures, instructions and specifications.

5

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

QUALITY AGREEMENT ON DEVELOPMENT, MANUFACTURING, PACKAGING AND TESTING

ACCEPTOR or MAGENTA, as applicable, shall prepare a change request in writing upon identification of a necessary change as indicated above. In such change request, the following items, at a minimum, shall be defined:

a comparative description of the change (current versus intended status)

the rational for the change

a GMP assessment

regulatory assessment

medical/safety assessment (if applicable)

MAGENTA will decide, at its sole discretion, to approve or reject the change request following an inter-functional evaluation. MAGENTA will inform ACCEPTOR of its decision within [***] days after having received the change request or notification of a necessary change.

Influence on Quality by Foreign Materials

MAGENTA must be informed in advance and upon request in writing, of each critical compound or processing of critical compounds in the same area as any PRODUCT. The term “critical” as used in this Section 2.10 shall mean [***].

If a starting/raw material is of animal origin, the ACCEPTOR shall attempt to obtain from the vendor a statement regarding the country of origin of the animal material or TSE Certificate according to Note for Guidance EMEA/410/01, Rev. 2 or applicable update. If a CoA on starting material is provided to MAGENTA, it shall clearly state the origin of the material.

MAGENTA reserves the right to request copies of any or all questionnaires related to the starting materials used for their PRODUCT. The use of animal or human derived raw material requires prior written approval by MAGENTA. For material of bovine or ruminant origin, a TSE Certificate of Suitability (CoS) from the European Directorate for the Quality of Medicines (EDQM) is required. In case such information could not be provided for a material, ACCEPTOR, with the support of MAGENTA if necessary, should be able to document that FDA has agreed with the use of the material for human use.

For starting/raw materials, excipients, cleaning agents, softeners or lubricants, or primary packaging materials procured by MAGENTA, it is MAGENTA’s responsibility that materials supplied to ACCEPTOR are in compliance with the TSE Guideline (Note for Guidance on minimizing the risk of transmitting spongiform encephalopathy agents via human and veterinary medicinal products (EMEA/410/01, Rev. 2 or applicable update) and/or acceptable by FDA for clinical GMP use.

The traceability and safety documentation will be provided to MAGENTA upon request.

ACCEPTOR shall ensure that cord blood is supplied from cord blood banks that are registered with the FDA. ACCEPTOR shall ensure cord blood is supplied from MCT approved vendors when possible. In cases where an acceptable cord blood cannot be identified from an approved vendor, the cord blood may be obtained from a vendor that has not been approved by MCT.

6

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

QUALITY AGREEMENT ON DEVELOPMENT, MANUFACTURING, PACKAGING AND TESTING

Maternal samples of cord blood units (the mother) must be tested and found negative for HIV 1/2, HBV, HCV, Syphilis, and HTLV I/TL. The samples’ donor (mother) must be screened for high risk social and medical history that may be attributable to Human Immunodeficiency Virus and Hepatitis. The cord blood pre-processing culture must be negative for growth.

ACCEPTOR is responsible to maintain traceability information supplied by the cord blood bank, which includes donor screening, HLA type and product characteristics.

If CBU (called a UCB or Unrelated Cord Blood unit in the clinical protocol) is ‘unlicensed”, the Sponsor will make the final decision on use of the CBU.

Deviations, Corrective and Preventative Actions

Deviation/failure investigations must be handled according to the corresponding ACCEPTOR or approved subcontractor standard operating procedure. ACCEPTOR or approved subcontractor will send copies of completed deviations to MAGENTA so that MAGENTA may perform its review. Major deviations (including, without limitation, modifications to the approved protocols or GMP documents) that may have an impact on the release decision must be reported to MAGENTA within [***] after occurrence or as soon as a determination has been made of the potential to adversely affect the quality or compliance of the PRODUCT to its specification. MAGENTA reserves the right to reject concerned batch(es).

Minor deviations may be reported to MAGENTA with batch release documentation. Major deviations and minor deviations will be provided in English to MAGENTA. Additionally, any issues that could potentially disrupt the supply of MAGENTA”s PRODUCTS must be immediately communicated to the appropriate contact person (see Enclosure A).

Defective Products

MAGENTA shall be entitled to reject a batch that does not meet the specifications or where a major deviation (need to define) has occurred during the manufacture. Should MAGENTA officially delegate to ACCEPTOR the responsibility to release product batches, ACCEPTOR’S qualified person is entitled to decide if a batch should be rejected and to inform MAGENTA within one (1) working day. Any dispute regarding the determination of a deviation or failure’s root-cause or the planned corrective and preventative actions shall be resolved in good faith between the parties.

DEVELOPMENT

ACCEPTOR shall collaborate with MAGENTA for all development activities, including without limitation, technical development of PRODUCT process and testing method, manufacture and testing of PRODUCT, elaboration of specifications and test methods for raw materials and PRODUCT, test method validation, scale-up, method and technology transfer of production and process validation.

7

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

QUALITY AGREEMENT ON DEVELOPMENT, MANUFACTURING, PACKAGING AND TESTING

The following reports shall be made available to MAGENTA for sign off as required by the type/content of the protocol and/or report: PRODUCT development reports, process and analytical method validation protocols (plans) and reports and on request by MAGENTA, all other additional documents related to the Study, including copies of the raw data.

RAW MATERIAL

Procurement and Delivery of Non-Active Starting/Raw Material

ACCEPTOR shall be responsible for the release of all raw and packaging materials that ACCEPTOR will supply. ACCEPTOR shall procure raw material only from approved suppliers or from MAGENTA approved suppliers.

ACCEPTOR will supply to MAGENTA a list of used raw materials. This document will be mutually approved by ACCEPTOR and MAGENTA QA.

Sampling

This requirement is not applicable for the cord blood CBU.

Testing and Release

Raw materials like reagents, consumables etc. are for clinical research use. These materials are released and tested according the ACCEPTOR’S procedure.

For materials supplied by MAGENTA and provided to ACCEPTOR, MAGENTA is responsible for testing, release and retention sample storage. MAGENTA procures raw material only from the approved suppliers. Upon receipt of raw materials supplied by MAGENTA the containers shall be checked by ACCEPTOR and/or its approved contractors within [***] days for:

external condition and intact, authentic seal,

compliance of the containers and labeling with the delivery documents and the certificate of analysis (CoA).

ACCEPTOR will rely on supplier CoA for the release of the raw materials.

Upon receipt of material supplied to ACCEPTOR, all starting/raw material lots have to be released for compliance with the approved specifications. Lot release is based on review of the supplier Certificate of Analysis and testing of raw material according to specifications by the material manufacturer.

ACCEPTOR shall inform MAGENTA, for quality or safety reasons, within five (5) business days on recalls or call-back of material by suppliers and brokers, which have been used in the manufacturing process of MAGENTA product.

8

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

QUALITY AGREEMENT ON DEVELOPMENT, MANUFACTURING, PACKAGING AND TESTING

Storage

Storage containers and storage/transport conditions must ensure that the specified quality of starting materials is not impaired. ACCEPTOR will store starting materials under ACCEPTOR and/or its approved contractors standard storage conditions which have been approved by MAGENTA and considered by MAGENTA as suitable and appropriate for the above purpose.

Labels

In process and final labels are the responsibility of ACCEPTOR and are controlled by ACCEPTOR’S quality system. Final product labels required to be submitted in regulatory filings shall be approved by MAGENTA.

MANUFACTURING OF PRODUCTS

ACCEPTOR assumes full responsibility for the manufacture, bulk packaging and In-Process Control (IPC) of the PRODUCT even if these activities are partially performed by a contractor. Manufacture, IPC. analytical testing, packaging and shipment of the PRODUCT are carried out according to ACCEPTOR and MAGENTA approved documents.

Batch Manufacturing and Packaging Records

ACCEPTOR assures that manufacture and packaging of the produces are carried out according to the mutually agreed manufacturing procedures and packaging instructions (see Enclosure C). ACCEPTOR will submit the master batch record to MAGENTA for approval before the first start of manufacture of PRODUCTS, or before an approved change is implemented. Any change to those documents should be managed as described in the Change control section of this Quality Agreement (or according to the deviation section in case of urgent modification needs).

ACCEPTOR compiles and archives clear structured batch documentation for each batch of the products. The manufacturing batch records as well as testing documentation kept by ACCEPTOR have to comply with the applicable GMP guidelines.

ACCEPTOR assures that upon special request from MAGENT A, the following documents will be provided as copies within [***] working days to MAGENTA:

[***]

ACCEPTOR and/or its approved contractors will prepare for each batch the complete batch documentation which is necessary for the manufacture and release of the PRODUCT batches in accordance with applicable cGMP.

The complete batch manufacturing record must include the following information:

[***]

The batch packaging record provides in addition to above information the following:

[***]

9

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

QUALITY AGREEMENT ON DEVELOPMENT, MANUFACTURING, PACKAGING AND TESTING

Reprocessing and Rework

Any use of materials or PRODUCT not meeting the specifications after testing is not allowed unless authorized in writing by MAGENTA.

Reprocessing in the sense of repeating process steps that are part of the established manufacturing procedure are only allowed in exceptional cases and require prior written approval from MAGENTA unless otherwise necessary to ensure patient safety.

Rework of PRODUCTS in the sense of performing process steps that are different from the agreed manufacturing process is not allowed unless otherwise necessary to ensure patient safety and require prior written approval from MAGENTA QA, ACCEPTOR Medical Director, Principal Investigator, and ACCEPTOR QA who must approve changes prior to product release.

Review of Batch Documentation

After detailed review of the batch documentation of each batch by ACCEPTOR (including manufacturing and testing records), ACCEPTOR QA is responsible to ensure that a statement of compliance with FDA requirements is included or attached to the certificate of analysis (CoA) that is signed by a qualified person. A suitable format of this statement or document as well as a check list for the detailed review will be mutually agreed upon.

Unless otherwise delegated, MAGENTA will conduct a full batch record review in addition to ACCEPTOR. ACCEPTOR will systematically provide to MAGENTA the batch documentation for each lot of PRODUCT no later than [***] days after the final sign-off by ACCEPTOR QA. MAGENTA QA will perform final regulatory/quality product release.

If necessary MAGENTA may request additional documents related to the batch records (example: CoA from raw materials).

Storage and shipments

ACCEPTOR is responsible to ensure that products are stored under appropriate conditions of temperature and humidity, light and cleanliness so that identity, strength and purity of the PRODUCTS are not affected even during interim storage or shipment. In the event that the quality of the stored PRODUCTS could be adversely affected for any reason, ACCEPTOR shall take immediate action to prevent further damage. In any case ACCEPTOR shall inform MAGENTA in writing within [***] days.

The requirements regarding the storage of the PRODUCTS are defined in Enclosure B.

TESTING OF PRODUCTS

ACCEPTOR assumes full responsibility for the testing of PRODUCT. ACCEPTOR and/or its approved contractors shall carry out all tests of PRODUCT as specified in the corresponding agreed documents and the responsibility list. Testing shall be performed by laboratories approved by ACCEPTOR and that meet Center for Medicare and Medicaid Services, where applicable.

10

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

QUALITY AGREEMENT ON DEVELOPMENT, MANUFACTURING, PACKAGING AND TESTING

Upon request from MAGENTA, ACCEPTOR accepts to provide copies of the following reports:

(a)	[***]

(b)	[***]

(c)	[***]

Method Transfer

When test methods have to be transferred, ACCEPTOR and/or its approved contractors will conduct a formal method transfer according to its standard operating procedure.

Reference Standards

NA

Testing of Products

ACCEPTOR and/or its approved contractors will carry out appropriate testing according to the test documents as listed in ENCLOSURE C. The testing of PRODUCTS must be performed according to properly transferred methods if applicable, which has been qualified (early phase) or fully validated (process validation, registration stability) as appropriate, by properly trained or qualified technicians using qualified or calibrated tools as necessary. ACCEPTOR and/or its approved contractors shall prepare the complete analytical documentation which is required for the release of the PRODUCT.

The Certificate of Analysis ( CoA) and/or testing records must include:

[***]

Out of Specification Results

Out of Specification investigations will be handled according to ACCEPTOR current standard operation procedure for deviations. ACCEPTOR and/or its approved contractors undertake to investigate any suspect result. Any unusual result will be reported for comments to MAGENTA together with an outline of the planned investigation. If a PRODUCT fails one of the safety tests performed before release, then the materials cannot be injected into humans unless otherwise agreed on by the ACCEPTOR Medical Director, Principal Investigator, Program Coordinator/Supervisor. ACCEPTOR QA, MAGENTA QA and the FDA. MAGENTA must be informed of such decision within one (1) working day. Confirmed out of specification results must be reported to MAGENTA within one (1) working day after occurrence. After completion of the investigation, the OOS final report will be handed over to MAGENTA with the batch records. Initial OOS results due to laboratory failure will be mentioned as comment in the final CoA or analytical report.

Furthermore, ACCEPTOR and/or its approved contractors agrees to inform any Out-of-Expectation (OOE) result, i.e. an individual finding or final result which does lie within the stipulated specification, but strongly deviates from expectations, to MAGENTA within five (5) working days after observation by ACCEPTOR.

11

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

QUALITY AGREEMENT ON DEVELOPMENT, MANUFACTURING, PACKAGING AND TESTING

ARCHIVING OF SAMPLES AND DOCUMENTATION

ACCEPTOR and its approved contractors ensure that (retain & reference) samples and documentation related to the development, manufacture and testing of the PRODUCT are archived under defined conditions as follows:

Archiving Object	Archiving Period

Raw data of GMP-relevant work, including data from trial or batch for study specific documentation	[***]

Derived data in form of protocols, final reports, summaries, conclusive documents	[***]

Registration relevant documents, e.g. methods etc.	[***]

Equipment documentation (including IT/facility documentation including qualification/ calibration), SOPs	[***]

Personnel training records	[***]

Traceability for patient receiving batch	[***]

Prior to destruction of any reserve/retention samples or project and product documentation, ACCEPTOR and its approved contractors will inform MAGENTA and will ship the samples and documents back to MAGENTA, as requested. No document or sample can be destroyed without MAGENTA’s prior written approval.

MAGENTA delegates taking and storage of reserve/retention product samples to ACCEPTOR and its approved contractors. The reference sample amount shall be defined within the batch production record and is based on not compromising the usability of the patient product. If taking this reference sample could jeopardize the final PRODUCT volume and patient outcome, such rationale shall be documented and the sample shall not be collected.

At least one sample from each product must be available as a retention sample. ACCEPTOR ensures that on special request from MAGENTA, e.g. in response to a health authority request, reference samples are provided for dispatch within [***] days. The samples must be shipped in a manner to ensure integrity of the sample, MAGENTA will confirm the receipt.

RELEASE OF PRODUCTS

Release for clinical/human use

The release of the PRODUCTS is limited to distribution within [***].

The release for infusion of the PRODUCTS for clinical use is the responsibility of the qualified person of the ACCEPTOR. The main responsibilities in this context are:

[***]

12

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

QUALITY AGREEMENT ON DEVELOPMENT, MANUFACTURING, PACKAGING AND TESTING

Final product release is performed by ACCEPTOR and MAGENTA. MAGENTA retains legal responsibility and both parties perform the release per their respective standard operating procedures, to include:

[***]

The delegation of final product release responsibility solely to ACCEPTOR qualified person by MAGENTA is discretionary and only effective after positive outcome of an ACCEPTOR qualification process. The qualification of ACCEPTOR and release delegation must be in writing. [***].

PRODUCT SECURITY

Waste Material

Waste material shall be disposed of in a secure, environmentally friendly and legal manner preventing unauthorized use. ACCEPTOR keeps complete records of material destruction and waste, disposal per the University of Minnesota policies. Rejected finished PRODUCT and any rejected labeling and packaging components bearing the MAGENTA name must be [***]. ACCEPTOR shall provide a proof of destruction within the batch record.

Counterfeiting

ACCEPTOR notifies MAGENTA immediately in writing of any known incident or any suspicion of counterfeit product and shall help in any necessary investigation requested by MAGENTA. ACCEPTOR will take any necessary action requested by MAGENTA to secure the PRODUCT supply.

In order to prevent theft and subsequent misuse of MAGENTA material (e.g. bulk drug substance or drug product, primary or secondary packaging material) ACCEPTOR shall:

store those material in secure areas

store most sensitive items (e.g. authenticity labels, tamper evident labels etc.) most carefully control and limit access for employees, visitors or 3rd parties on a needs-only basis perform regular inventory checks

destroy excess, waste or rejected MAGENTA material after confirmation from MAGENTA to proceed with the destruction, in a secure and legal manner, preventing environmental problems and unauthorized use according to University of Minnesota policies and considering also local environment laws control and reconcile the quantity of destroyed/disposed MAGENTA material

13

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

QUALITY AGREEMENT ON DEVELOPMENT, MANUFACTURING, PACKAGING AND TESTING

transport MAGENTA material in a secure and safe way, according to MAGENTA agreed procedures. MAGENTA products shall only be shipped to MAGENTA or MAGENTA approved third parties according to MAGENTA instructions.

PRODUCT SURVEILLANCE

MAGENTA is responsible for handling complaints from the clinical investigation sites, and shall reply to inquiries as promptly as possible. MAGENTA shall provide the necessary information to ACCEPTOR and render assistance to ACCEPTOR as required, if PRODUCT manufactured by ACCEPTOR and/or its approved contractors are involved. ACCEPTOR and/or its approved contractors shall without delay investigate technical complaints and report preliminary results to MAGENTA within [***] days at the latest. Final results shall be provided to MAGENTA within [***] days of completion. If the test period is unable to be met, ACCEPTOR will notify MAGENTA to arrange an agreed upon timeframe. Complaints of a critical nature (including without limitation no effect or side effect, counterfeits, safety issues) must be investigated without any delay and interim results reported to MAGENTA within [***] days.

TERMS AND EXPIRATION

This Quality Agreement forms an integrated part of the Clinical Trial Agreement and the Supply Agreement and shall come into force together with each such contract. The Quality Agreement and its enclosures shall be subject to the regular review by the parties as needed.

This Quality Agreement shall be terminated upon expiration or termination of the Supply Agreement. Prior to termination of the Supply Agreement, in case of a change of control or bankruptcy ACCEPTOR shall offer all manufacturing and testing related documentation to MAGENTA for further archiving. ACCEPTOR shall keep original copies of all documentation.

The failure by either of party to exercise or enforce any of the terms or conditions of this Quality Agreement shall not constitute or be deemed a waiver of that party’s right thereafter to enforce each and every term and condition of this Quality Agreement.

If any one or more of the provisions of this Quality Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Quality Agreement, and this Quality Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

DEFINITIONS

Starting material	Any material used in the synthesis of an API or in the production of a medicinal product (excluding packaging material).

Auxiliary material	Any material used for manufacture, maintenance of equipment or buildings which is not directly in contact with a starting or packaging material, e.g. lubricants, detergents, silicon rubber.

14

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

QUALITY AGREEMENT ON DEVELOPMENT, MANUFACTURING, PACKAGING AND TESTING

Packaging Material	Any material employed in the packaging of a medicinal product, excluding any outer packaging used for transportation or shipment. Primary packaging material is in direct contact with the product, secondary packaging refers to all other materials.

Other definitions	See Clinical Trial Agreement

15

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

QUALITY AGREEMENT ON DEVELOPMENT, MANUFACTURING, PACKAGING AND TESTING

ENCLOSURE A: List of QA/QC Liaisons

MAGENTA

Name	Function	Dept.	Tel/fax
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

ACCEPTOR
Name	Function.	MCT Dept.	Tel/fax
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

QUALITY AGREEMENT ON DEVELOPMENT, MANUFACTURING, PACKAGING AND TESTING

ENCLOSURE B: List of Products

Magenta Part No.	Acceptor’s No.	Material Description	Storage Condition	Transport Condition	Shelf-life
[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

*	Keep Cool, Do Not Freeze

1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

QUALITY AGREEMENT ON DEVELOPMENT, MANUFACTURING, PACKAGING AND TESTING

ENCLOSURE C: Manufacturing and Testing Documents

Materials for use in manufacturing shall be jointly approved by ACCEPTOR and MAGENTA in approved master processing record(s). Testing of raw materials for use in manufacturing is not a responsibility of ACCEPTOR.

Test methods are written and approved by ACCEPTOR, within ACCEPTOR QMS and in compliance with the IND and regulatory requirements. As required, methods are approved by MAGENTA.

Master batch records are written by ACCEPTOR and reviewed and approved by ACCEPTOR and MAGENTA.

Certificates of Analysis for each final product batch are written and approved by ACCEPTOR.

1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

QUALITY AGREEMENT ON DEVELOPMENT, MANUFACTURING, PACKAGING AND TESTING

ENCLOSURE D: Table of Responsibilities

A = [***]

B = [***]

C = [***]

In the event of a conflict between the responsibilities listed in the table below and the core body text of the Quality Agreement, the text in the core body of the Quality Agreement shall prevail.

Who What (Manufacture)	A	B	C

Supply Chain Management/Transport	[***]	[***]

Product development (process, methods)	[***]

Manufacture of Product	[***]

Testing of Product	[***]		[***]

Primary Packaging	[***]

Secondary Packaging	[***]

Release of product for infusion clinical use	[***]

Final product release after all testing is concluded.	[***]	[***]

Storage (materials, product)	[***]

GENERAL REQUIREMENTS

Audit, and approve facilities and quality systems and evaluate ACCEPTOR’S licensing compliance	[***]

Comply with FDA requirements	[***]

Supply safety and disposal data regarding materials supplied	[***]

Validate computer systems used for manufacturing and testing	[***]

MANUFACTURE OF PRODUCT

Prepare master formulae, manufacturing instructions, and product specifications	[***]

Approve master formulae, manufacturing instructions, and product specifications	[***]

File master formulae, manufacturing instructions, and product specifications TND, as required	[***]

Purchase, sample, inspect,), store and release starting/raw materials and packaging materials	[***]

Prevent use of material critical to the quality of products	[***]

Archive records of raw material	[***]

Perform process and cleaning validation	[***]

Manufacture product	[***]

MANUFACTURE OF PRODUCT
Define specifications for primary packaging material	[***]

Approve specifications for primary packaging material	[***]

Prepare packaging instruction	[***]

1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

QUALITY AGREEMENT ON DEVELOPMENT, MANUFACTURING, PACKAGING AND TESTING

MANUFACTURE OF PRODUCT

Approve packaging instruction	[***]

Purchase, sample, inspect primary packaging material	[***]

Release primary packaging material	[***]

Archive records of primary packaging material testing	[***]

Investigate process deviation	[***]

Inform about critical and major process deviations prior to release	[***]

Perform testing of product	[***]

Store reference sample of product:	[***]

Archive records of manufacturing (batch record)	[***]

Prepare and provide certificates of analysis, certificates of compliance	[***]

Provide testing and manufacturing records on request	[***]

Provide reports regarding deviations or non-conformances during manufacture on request	[***]

Approve deviations or non-conformance reports	[***]

Assign shelf-life and storage conditions	[***]

Define batch number	[***]

TESTING OF PRODUCT

Develop testing methodology	[***]

Validate testing methodology	[***]

Issue testing instruction (Testing Monograph)	[***]

Approve testing instruction (Testing Monograph)	[***]

Perform tests according to Testing Monograph	[***]

Collect all results and prepare analytical report	[***]

RELEASE for clinical use (for infusion and as final product)

Check or confirm compliance of product	[***]

Confirm final product retention samples	[***]

Prepare and approve COA	[***]

Evaluate deviation report(s)	[***]

Release product for infusion	[***]

Final product release after all testing is concluded	[***]

Other ACTIVITIES

Evaluate change request	[***]

Approve change requests	[***]

Assign expiry periods and storage conditions	[***]

Initiate customer complaint file	[***]

Investigate clinical complaints	[***]

Contribute to complaint investigations	[***]

Final assessment of complaints	[***]

Investigate adverse drug reaction reports	[***]

Investigate requirement to stock recovery of product	[***]

Write and approve stability protocols and reports	[***]

2

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

QUALITY AGREEMENT ON DEVELOPMENT, MANUFACTURING, PACKAGING AND TESTING

Other ACTIVITIES

Perform limited stability testing	[***]

Maintain basic regulatory / FDA documents	[***]

Review ACCEPTOR performance for qualification	[***]

Delegate release for final product release responsibility only if supported by a positive ACCEPTOR qualification	[***]

Responsible for Clinical Study Applications and Clinical Operations	[***]

Responsible for regulatory filing submissions	[***]

Provide Support for regulatory activities by review of relevant documents	[***]

3

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

QUALITY AGREEMENT ON DEVELOPMENT, MANUFACTURING, PACKAGING AND TESTING

ENCLOSURE E: List of Approved Subcontractors

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
		[***]	[***]
		[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
		[***]	[***]
		[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
		[***]	[***]
		[***]	[***]
[***]	[***]		[***]

[***]	[***]	[***]	[***]
		[***]	[***]
		[***]	[***]
[***]	[***]		[***]

[***]	[***]	[***]	[***]
		[***]	[***]
		[***]	[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

QUALITY AGREEMENT ON DEVELOPMENT, MANUFACTURING, PACKAGING AND TESTING

Enclosure F: History of changes

Document Part	Version	Date	Reason for change
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

2